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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2006, included in the Proxy Statement of @Road, Inc. that is made a part of the Registration Statement (Form S-4) and Prospectus of Trimble Navigation Limited for the registration of shares of its common stock.

/s/ ERNST & YOUNG LLP
San Jose, California December 21, 2006

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM